UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2006

PETROL OIL AND GAS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-3009	90-0066187
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

3161 E. Warm Springs Road
Suite 300
Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 454-7318

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Press Releases

On August 3, 2006, the Registrant issued a press release announcing that it will release its second quarter results for the period ended June 30, 2006 on Tuesday, August 8th after the market closes. The Registrant will hold a conference call at 4:30 pm Eastern time to release the information. Interested participants are directed in the press release of August 3rd to call (877) 803-5726 for domestic access or (706) 679-6112 for international access. A copy of the press release is attached hereto as Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

99	Press Release, dated August 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PETROL OIL AND GAS, INC.

By:/s/ Paul Branagan

Paul Branagan, President

Date: August 4, 2006